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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 27, 1998


                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         0-15067                         77-0252226
(State of Incorporation)        (Commission File Number)      (IRS Employer Identification No.)

                          10725 NORTH DE ANZA BOULEVARD
                           CUPERTINO, CALIFORNIA 95014
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 973-7171


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     NetManage, Inc., a Delaware corporation ("NetManage"), hereby amends Item
1, "Acquisition or Disposition of Assets," and "Item 7, "Financial Statements, Pro Forma Financial Information and Exhibits," of the Company's Report on Form 8-K dated August 27, 1998 in full to read as follows:

ITEM 1. ACQUISITION OR DISPOSITION OF ASSETS

     On August 27, 1998, the Registrant, NetManage, Inc., a Delaware corporation ("NetManage" or the "Company"), acquired FTP Software, Inc., a Massachusetts corporation ("FTP"), through the merger of Amanda Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of NetManage ("Merger Sub"), with and into FTP (the "Merger"), which survived the Merger as a wholly-owned subsidiary of NetManage, pursuant to the Agreement and Plan of Reorganization dated as of June 15, 1998, as amended as of June 30 and July 14, 1998 (the "Reorganization Agreement"), among FTP, NetManage and Merger Sub.

     Pursuant to the Merger, each outstanding share of the Common Stock, par value $0.01 per share, of FTP ("FTP Common Stock") and each associated right granted under the Rights Agreement dated as of December 1, 1995 between FTP and State Street Bank and Trust Company, as Rights Agent, as amended as of November 7, 1996, February 27, 1998 and June 15, 1998, was converted into the right to receive 0.72767 of a share of the Common Stock, par value $0.01 per share, of NetManage ("NetManage Common Stock"). As a result, the 34,035,463 shares of FTP Common Stock outstanding immediately prior to the Merger were converted into approximately 24,766,440 registered shares of NetManage Common Stock. In addition, options to acquire approximately 5,587,528 shares of FTP Common Stock outstanding under FTP's stock option plans for its employees and its non-employee directors were assumed by NetManage and converted into options to purchase approximately 4,065,351 shares of NetManage Common Stock. A Registration Statement on Form S-8 with respect to the shares of NetManage Common Stock underlying such options was filed by the Company on August 31, 1998.

     In addition, immediately following the Merger, the Company began to effect a reorganization plan for the combined company. In connection with this reorganization, the Company incurred a one time pre-tax charge of approximately $7.0 million in the third quarter of 1998, relating primarily to a reduction in NetManage's worldwide workforce and the closing of certain NetManage facilities. The reorganization plan is expected to be completed by the end of 1998 and to result in a reduction in the combined company's worldwide workforce involving approximately 200 employees in total by the end of 1998.

     As described in the accompanying pro forma financial information, the aggregate purchase price for the Merger of approximately $78.3 million consists of NetManage Common Stock valued at $74.0 million, options assumed valued at approximately $1.1 million, and direct acquisition costs of approximately $3.2 million. The Company has allocated the purchase price based upon the estimated fair value of assets acquired and liabilities assumed. Liabilities assumed includes approximately $9.7 million of costs relating to a reduction in FTP's worldwide workforce and the consolidation of certain FTP worldwide sales and development facilities. Based upon a preliminary allocation of the purchase price, the Company has recorded approximately $27.8 million of acquired intangible assets. The estimated valuation of acquired intangible assets and the estimated useful life of acquired intangible assets are subject to adjustment upon the final allocation of the purchase price. The Company expects that a portion of the purchase price will be allocated to in-process research and development and charged to expense in the three-month period ended September 30, 1998 (which charge currently cannot be estimated), which will result in a corresponding reduction in the amount of acquired intangible assets recorded in connection with the acquisition. The foregoing statements, in particular those regarding allocation of the purchase price, the fair value of the assets acquired and liabilities assumed, the amount of excess purchase price to be allocated to in-process research and development, the amount of the reductions in the amount of acquired intangible assets, if any, resulting from the allocation of excess purchase price to in-process research and development, and the estimated useful life of the remaining acquired intangible assets and resulting periodic amortization expense, are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are subject risks and uncertainties. Actual results may differ materially due to a number of factors, including, without limitation, the results of an independent appraisal of the assets acquired and the estimated useful life of those assets.

     The summary of the provisions of the Reorganization Agreement set forth above is qualified in its entirety by reference to the Reorganization Agreement, which is incorporated herein by reference to Annex A to the Registration Statement on Form S-4 of NetManage filed with the Securities and Commission (the "Commission") on July 15, 1998. Certain statements contained above and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including risks associated with the integration of the operations of NetManage and FTP, including the effect of the reorganization on the combined company's business, operations and financial condition and performance and NetManage's ability to retain and attract qualified employees.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS

     The consolidated financial statements of FTP Software, Inc. for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996 and 1995 are filed as an exhibit hereto and incorporated herein by reference.

(b)  PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined balance sheet of NetManage, Inc. and FTP Software, Inc. at June 30, 1998 and the related unaudited pro forma condensed combined statements of operations for the six months ended June 30, 1998 and year ended December 31, 1997 are filed as an exhibit hereto and incorporated herein by reference.

(c)  EXHIBITS

     3 Form of Certificate of Amendment of Certificate of Incorporation of NetManage (1)

     10 Composite Agreement and Plan of Reorganization dated as of June 15, 1998, as amended as of June 30 and July 14, 1998, among FTP Software, Inc., NetManage, Inc. and Amanda Acquisition Corp. (2)

     23   Consent of PricewaterhouseCoopers LLP.

     99.1 Financial statements of FTP Software, Inc.(3)

     99.2 Pro forma financial statements of NetManage, Inc.

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(1)  Incorporated by reference to Exhibit 3.2 to NetManage's Registration
     Statement on Form S-4, Registration No. 333-59101, filed with the Securities and Exchange Commission on July 15, 1998 (the "Form S-4").

(2)  Incorporated by reference to Annex A to the Form S-4.

(3) The financial statements of FTP Software, Inc. for the six months ended June 30, 1998 are included in, and are incorporated by reference to, FTP Software, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. The financial statements of FTP Software, Inc. for the years ended December 31, 1997, 1996 and 1995 are included in, and are incorporated by reference to, the Form S-4.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NETMANAGE, INC.



Date:  October 29, 1998             By: /s/ Gary R. Anderson
                                        ---------------------------------------
                                        Gary R. Anderson,
                                        Chief Financial Officer and Senior Vice
                                        President, Finance



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                                  EXHIBIT INDEX
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EXHIBIT NO.    TITLE
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3              Form of Certificate of Amendment of Certificate of Incorporation
               of NetManage.(1)

10 Composite Agreement and Plan of Reorganization dated as of June 15, 1998, as amended as of June 30 and July 14, 1998, among FTP Software, Inc., NetManage, Inc. and Amanda Acquisition Corp.(2)

23             Consent of PricewaterhouseCoopers LLP.

99.1           Financial statements of FTP Software, Inc.(3)

99.2           Pro forma financial statements of NetManage, Inc.

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(1)  Incorporated by reference to Exhibit 3.2 to NetManage's Registration
     Statement on Form S-4, Registration No. 333-59101, filed with the Securities and Exchange Commission on July 15, 1998 (the "Form S-4").

(2)  Incorporated by reference to Annex A to the Form S-4.

(3) The financial statements of FTP Software, Inc. for the six months ended June 30, 1998 are included in, and are incorporated by reference to, FTP Software, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. The financial statements of FTP Software, Inc. for the years ended December 31, 1997, 1996 and 1995 are included in, and are incorporated by reference to, the Form S-4.